Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

(as of December 31, 2015)

Name	Jurisdiction of Incorporation
ABQ Health Partners, LLC	Delaware
Afton Dialysis, LLC	Delaware
Ahern Dialysis, LLC	Delaware
Alamosa Dialysis, LLC	Delaware
Andrews Dialysis, LLC	Delaware
Argyle Dialysis, LLC	Delaware
Arizona Integrated Physicians, Inc.	Delaware
Athio Dialysis, LLC	Delaware
Austin Dialysis Centers, L.P.	Delaware
Babler Dialysis, LLC	Delaware
Bagby Dialysis, LLC	Delaware
Baker Dialysis, LLC	Delaware
Bannon Dialysis, LLC	Delaware
Barnell Dialysis, LLC	Delaware
Beachside Dialysis, LLC	Delaware
Bedell Dialysis, LLC	Delaware
Belfair Dialysis, LLC	Delaware
Bellevue Dialysis, LLC	Delaware
Beverly Hills Dialysis Partnership	California
Bidwell Dialysis, LLC	Delaware
Birch Dialysis, LLC	Ohio
Bladon Dialysis, LLC	Delaware
Bogachiel Dialysis, LLC	Delaware
Bollinger Dialysis, LLC	Delaware
Borrego Dialysis, LLC	Delaware
Brache Dialysis, LLC	Delaware
Bridges Dialysis, LLC	Delaware
Brook Dialysis LLC	Delaware
Bullards Dialysis, LLC	Delaware
Butano Dialysis, LLC	Delaware
Cagles Dialysis, LLC	Delaware
Canoe Dialysis, LLC	Delaware
Capes Dialysis, LLC	Delaware
Capital Dialysis Partnership	California
Carroll County Dialysis Facility, Inc.	Maryland
Caswell Dialysis, LLC	Delaware
Caverns Dialysis, LLC	Delaware
Central Carolina Dialysis Centers, LLC	Delaware
Central Georgia Dialysis, LLC	Delaware
Chadron Dialysis, LLC	Delaware
Cheraw Dialysis, LLC	Delaware
Chicago Heights Dialysis, LLC	Delaware
Churchill Dialysis, LLC	Delaware
Clark Dialysis, LLC	Delaware
Clifton Dialysis, LLC	Delaware

Name	Jurisdiction of Incorporation
Clinica Central do Bonfim, S.A.	Portugal
Clough Dialysis, LLC	Delaware
Clover Dialysis, LLC	Delaware
Clyfee Dialysis, LLC	Delaware
Cobbles Dialysis, LLC	Delaware
Colorado Springs Health Partners, LLC	Colorado
Conconully Dialysis, LLC	Delaware
Continental Dialysis Center of Springfield-Fairfax, Inc.	Virginia
Continental Dialysis Center, Inc.	Virginia
Coral Dialysis, LLC	Delaware
Croft Dialysis, LLC	Delaware
Crowder Dialysis, LLC	Delaware
Cuivre Dialysis, LLC	Delaware
Curlew Dialysis, LLC	Delaware
Dallas-Fort Worth Nephrology, L.P.	Delaware
Davis Dialysis, LLC	Delaware
DaVita Brasil Participacoes e Servicos de Gestao Ltda.	Brazil
DaVita Care (India) Private Limited	India
DaVita Care (Saudi Arabia)	Saudi Arabia
DaVita Care (Taiwan) Private Limited	Taiwan, Province Of China
DaVita Care Pte. Ltd.	Singapore
DaVita China Pte. Ltd.	Singapore
DaVita Deutschland AG	Germany
DaVita Deutschland Beteiligungs GmbH & Co. KG	Germany
DaVita DPC Holding Co., LLC	Delaware
DaVita Sud-Niedersachsen GmbH	Germany
DaVita Germany GmbH	Germany
DaVita Healthcare Partners Plan, Inc.	Delaware
DaVita of New York, Inc.	New York
DaVita Rx, LLC	Delaware
DaVita S.A.S.	Colombia
DaVita Sp. z o.o.	Poland
DaVita-Riverside, LLC	Delaware
Dawson Dialysis, LLC	Delaware
DC Healthcare International, Inc.	Delaware
Dialysis of Northern Illinois, LLC	Delaware
Dialysis Specialists of Dallas, Inc.	Texas
DNP Management Company, LLC	Delaware
Downriver Centers, Inc.	Michigan
Dresher Dialysis, LLC	Delaware
DV Care Netherlands B.V.	Netherlands
DV Care Netherlands C.V.	Netherlands
DVA Healthcare - Southwest Ohio, LLC	Tennessee
DVA Healthcare of Maryland, Inc.	Maryland
DVA Healthcare of Massachusetts, Inc.	Massachusetts
DVA Healthcare of Pennsylvania, Inc.	Pennsylvania

Name	Jurisdiction of Incorporation
DVA Healthcare of Tuscaloosa, LLC	Tennessee
DVA Healthcare Renal Care, Inc.	Nevada
DVA Laboratory Services, Inc.	Florida
DVA of New York, Inc.	New York
DVA Renal Care Portugal, Unipessoal LDA	Portugal
DVA Renal Healthcare, Inc.	Tennessee
Dworsher Dialysis, LLC	Delaware
East End Dialysis Center, Inc.	Virginia
Edisto Dialysis, LLC	Delaware
Elberton Dialysis Facility, Inc.	Georgia
Eldrist Dialysis, LLC	Delaware
Elgin Dialysis, LLC	Delaware
Empire State DC, Inc.	New York
Enchanted Dialysis, LLC	New York
Etowah Dialysis, LLC	Delaware
Eufaula Dialysis, LLC	Delaware
Eurodial - Centro de Nefrologia e Dialise de Leiria, S.A.	Portugal
Falcon, LLC	Delaware
Farragut Dialysis, LLC	Delaware
Fields Dialysis, LLC	Delaware
Flamingo Park Kidney Center, Inc.	Florida
Flandrau Dialysis, LLC	Delaware
Flor Dialysis, LLC	Delaware
Fort Dialysis, LLC	Delaware
Foss Dialysis, LLC	Delaware
Freehold Artificial Kidney Center, L.L.C.	New Jersey
Frontenac Dialysis, LLC	Delaware
Frontier Dialysis, LLC	Delaware
Garner Dialysis, LLC	Delaware
Garrett Dialysis, LLC	Delaware
Gate Dialysis, LLC	Delaware
Genesis KC Development, LLC	Delaware
Gertrude Dialysis, LLC	Delaware
Geyser Dialysis, LLC	Delaware
Glassland Dialysis, LLC	Delaware
Glosser Dialysis, LLC	Delaware
Goodale Dialysis, LLC	Delaware
Greater Las Vegas Dialysis, LLC	Delaware
Greater Los Angeles Dialysis Centers, LLC	Delaware
Hanford Dialysis, LLC	Delaware
Harmony Dialysis, LLC	Delaware
Hazelton Dialysis, LLC	Delaware
Headlands Dialysis, LLC	Delaware
HealthCare Partners Arizona, LLC	Arizona
HealthCare Partners ASC-LB, LLC	California

Name	Jurisdiction of Incorporation
HealthCare Partners Colorado, LLC	Colorado
HealthCare Partners Holdings, LLC	California
HealthCare Partners Nevada, LLC	Nevada
HealthCare Partners South Florida, LLC	Florida
HealthCare Partners, LLC	California
Heideck Dialysis, LLC	Delaware
Helmer Dialysis, LLC	Delaware
Hills Dialysis, LLC	Delaware
Holten Dialysis, LLC	Delaware
Honeyman Dialysis, LLC	Delaware
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Delaware
Hugo Dialysis, LLC	Delaware
Hummer Dialysis, LLC	Delaware
Huntington Artificial Kidney Center, Ltd.	New York
IDC - International Dialysis Centers, Lda.	Portugal
Iroquois Dialysis, LLC	Delaware
ISD Buffalo Grove, LLC	Delaware
ISD I Holding Company, Inc.	Delaware
ISD Las Vegas, LLC	Delaware
ISD Renal, Inc.	Delaware
ISD Summit Renal Care, LLC	Ohio
Jacinto Dialysis, LLC	Delaware
JSA Healthcare Corporation	Delaware
JSA Healthcare Nevada, L.L.C.	Nevada
JSA Holdings, Inc.	Delaware
JSA P5 Nevada, L.L.C.	Nevada
Kadden Dialysis, LLC	Delaware
Kamakee Dialysis, LLC	Delaware
Kamiah Dialysis, LLC	Delaware
Kavett Dialysis, LLC	Delaware
Kerricher Dialysis, LLC	Delaware
Kidney Center South LLC	Delaware
Kidney Home Center, LLC	Delaware
Kimball Dialysis, LLC	Delaware
Knickerbocker Dialysis, Inc.	New York
Las Vegas Solari Hospice Care, LLC	Delaware
Lassen Dialysis, LLC	Delaware
Lees Dialysis, LLC	Delaware
Liberty RC, Inc.	New York
Lifeline Vascular Associates Of Allen Park, LLC	Delaware
Lifeline Vascular Center- Albany, LLC	Delaware
Lifeline Vascular Center Of South Orlando, LLC	Delaware
Lifeline Vascular Center- Orlando, LLC	Delaware
Lincoln Park Dialysis Services, Inc.	Illinois
Livingston Dialysis, LLC	Delaware

Name	Jurisdiction of Incorporation
Lory Dialysis, LLC	Delaware
Lourdes Dialysis, LLC	Delaware
Madigan Dialysis, LLC	Delaware
Magnolia Dialysis, LLC	Delaware
Magoffin Dialysis, LLC	Delaware
Manchester Dialysis, LLC	Delaware
Manito Dialysis, LLC	Delaware
Maple Grove Dialysis, LLC	Delaware
Margette Dialysis, LLC	Delaware
Martin Dialysis, LLC	Delaware
Mashero Dialysis, LLC	Delaware
Mason-Dixon Dialysis Facilities, Inc.	Maryland
Mazonia Dialysis, LLC	Delaware
Meadows Dialysis, LLC	Delaware
Meesa Dialysis, LLC	Delaware
Memorial Dialysis Center, L.P.	Delaware
Meridian Dialysis, LLC	Delaware
Milo Dialysis, LLC	Delaware
Minam Dialysis, LLC	Delaware
Mocca Dialysis, LLC	Delaware
Montauk Dialysis, LLC	Delaware
Moraine Dialysis, LLC	Delaware
Mountain West Dialysis Services, LLC	Delaware
Mulgee Dialysis, LLC	Delaware
MVZ DaVita Alzey GmbH	Germany
MVZ DaVita Emden GmbH	Germany
MVZ DaVita Gera GmbH	Germany
MVZ DaVita Neuss GmbH	Germany
MVZ DaVita Rhein Ruhr GmbH	Germany
MVZ DaVita Salzgitter-Seesen GmbH	Germany
Myrtle Dialysis, LLC	Delaware
Navarro Dialysis, LLC	Delaware
Naville Dialysis, LLC	Delaware
Nephrology Medical Associates of Georgia, LLC	Georgia
Neptune Artificial Kidney Center, L.L.C.	New Jersey
Nolia Dialysis, LLC	Delaware
Norbert Dialysis, LLC	Delaware
Norte Dialysis, LLC	Delaware
North Colorado Springs Dialysis, LLC	Delaware
Noster Dialysis, LLC	Delaware
Ohio River Dialysis, LLC	Delaware
Olive Dialysis, LLC	Delaware
Open Access Lifeline, LLC	Delaware
Orange Dialysis, LLC	California
Paladina Health, LLC	Delaware

Name	Jurisdiction of Incorporation
Parkside Dialysis, LLC	Delaware
Patient Pathways, LLC	Delaware
Pedernales Dialysis, LLC	Delaware
Pendster Dialysis, LLC	Delaware
Physicians Choice Dialysis Of Alabama, LLC	Delaware
Physicians Dialysis Acquisitions, Inc.	Delaware
Physicians Dialysis of Lancaster, LLC	Pennsylvania
Physicians Dialysis Ventures, LLC	Delaware
Physicians Dialysis, Inc.	Delaware
Pible Dialysis, LLC	Delaware
Pike Dialysis, LLC	Delaware
Pine Dialysis, LLC	Delaware
Platte Dialysis, LLC	Delaware
Pokagon Dialysis, LLC	Delaware
Powerton Dialysis, LLC	Delaware
Prairie Dialysis, LLC	Delaware
Primrose Dialysis, LLC	Delaware
Prineville Dialysis, LLC	Delaware
Prings Dialysis, LLC	Delaware
Pyramid Dialysis, LLC	Delaware
Rayburn Dialysis, LLC	Delaware
Red Willow Dialysis, LLC	Delaware
Redcliff Dialysis, LLC	Delaware
Refuge Dialysis, LLC	Delaware
Renal Life Link, Inc.	Delaware
Renal Treatment Centers - California, Inc.	Delaware
Renal Treatment Centers - Illinois, Inc.	Delaware
Renal Treatment Centers - Mid-Atlantic, Inc.	Delaware
Renal Treatment Centers - Northeast, Inc.	Delaware
Renal Treatment Centers - Southeast, LP	Delaware
Renal Treatment Centers - West, Inc.	Delaware
Renal Treatment Centers, Inc.	Delaware
River Valley Dialysis, LLC	Delaware
RMS Lifeline Inc.	Delaware
Rocky Mountain Dialysis Services, LLC	Delaware
Roose Dialysis, LLC	Delaware
Roushe Dialysis, LLC	Delaware
Rusk Dialysis, LLC	Delaware
Sahara Dialysis, LLC	Delaware
SAKDC-DaVita Dialysis Partners, L.P.	Delaware
Sandlin Dialysis, LLC	Delaware
Sapelo Dialysis, LLC	Delaware
Shelby Dialysis, LLC	Delaware
Shelling Dialysis, LLC	Delaware
Sherman Dialysis, LLC	Delaware

Name	Jurisdiction of Incorporation
Shetek Dialysis, LLC	Delaware
Shining Star Dialysis, Inc.	New Jersey
Shoals Dialysis, LLC	Delaware
Shone Dialysis, LLC	Delaware
Shoshone Dialysis, LLC	Delaware
Silverwood Dialysis, LLC	Delaware
Simeon Dialysis, LLC	Delaware
Skagit Dialysis, LLC	Delaware
Smithgall Dialysis, LLC	Delaware
Soledad Dialysis Center, LLC	Delaware
South Central Florida Dialysis Partners, LLC	Delaware
South Fork Dialysis, LLC	Delaware
Southwest Atlanta Dialysis Centers, LLC	Delaware
St. Luke's Dialysis, LLC	Delaware
Star Dialysis, LLC	Delaware
Starks Dialysis, LLC	Delaware
Stearns Dialysis, LLC	Delaware
Stockton Dialysis, LLC	Delaware
Storrie Dialysis, LLC	Delaware
Taum Dialysis, LLC	Delaware
Tel-Huron Dialysis, LLC	Delaware
Tonka Bay Dialysis, LLC	Delaware
Total Renal Care of North Carolina, LLC	Delaware
Total Renal Care Texas Limited Partnership	Delaware
Total Renal Care, Inc.	California
Total Renal Care/Eaton Canyon Dialysis Center Partnership	California
Total Renal Laboratories, Inc.	Florida
Total Renal Research, Inc.	Delaware
Trailstone Dialysis, LLC	Delaware
Transmountain Dialysis, L.P.	Delaware
TRC - Four Corners Dialysis Clinics, L.L.C.	New Mexico
TRC - Indiana, LLC	Indiana
TRC - Petersburg, LLC	Delaware
TRC El Paso Limited Partnership	Delaware
TRC of New York, Inc.	New York
TRC West, Inc.	Delaware
TRC-Georgetown Regional Dialysis, LLC	District Of Columbia
Tree City Dialysis, LLC	Delaware
Tross Dialysis, LLC	Delaware
Tunnel Dialysis, LLC	Delaware
Tyler Dialysis, LLC	Delaware
Ukiah Dialysis, LLC	Delaware
Unicoi Dialysis, LLC	Delaware
USC-DaVita Dialysis Center, LLC	California
UT Southwestern DVA Healthcare, L.L.P.	Texas

Name	Jurisdiction of Incorporation
VillageHealth DM, LLC	Delaware
Volo Dialysis, LLC	Delaware
Walcott Dialysis, LLC	Delaware
Walker Dialysis, LLC	Delaware
Walton Dialysis, LLC	Delaware
Weldon Dialysis, LLC	California